================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Athanor Group, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                              ATHANOR GROUP, INC.
                           921 East California Avenue
                           Ontario, California 91761
                                 (909) 467-1205



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 1997
                                      11:00 a.m.



To the Shareholders of ATHANOR GROUP, INC.


     You are cordially invited to attend the Annual Meeting of Shareholders of Athanor Group, Inc., a California corporation (the "Company"), which will be held at Alger Manufacturing Co., Inc., 5644 North 53rd Avenue, Glendale, Arizona to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

     1. To elect a board of five (5) directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

     2.   To approve the Company's 1997 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Shareholders of record of the Company's Common Stock at the close of business on March 4, 1997, the Record Date fixed by the Board, are entitled to notice of and to vote at, the Meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED.

                                         By order of the Board of Directors

                                         /s/ Duane L. Femrite
                                         ----------------------------------
                                         Duane L. Femrite
                                         President


Ontario, California
March 11, 1997

                              ATHANOR GROUP, INC.
                           921 East California Avenue
                           Ontario, California 91761
                                 (909) 467-1205

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                ---------------

          Approximate Date Proxy Material First Sent To Shareholders:

                                 March 11, 1997

--------------------------------------------------------------------------------

     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Athanor Group, Inc. (the "Company") to be held on April 11, 1997, and any adjournment or adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.



                     SOLICITATION AND REVOCATION OF PROXIES


     A form of proxy is being furnished by the Company to each common shareholder, and, in each case, is solicited on behalf of the Board of Directors (the "Board") of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting material to their principals. Members of the management of the Company may solicit some shareholders in person, or by telephone, or by telegraph, following solicitations of this Proxy Statement, but will not be separately compensated for such solicitation services.


     Proxies duly executed and returned by common shareholders and received by the Company before the Meeting and not revoked will be voted: FOR the election of all five (5) of the nominee-directors specified herein unless contrary choices are specified, and FOR approval of the Company's 1997 Stock Option Plan. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of the Company.

     If any shareholder gives notice at the Meeting prior to commencement of voting that the shareholder intends to cumulate his or her votes, then the directors shall be elected by the cumulative voting method. In such event, the shareholders shall have the right to cast that number of votes equal to the number of shares which they hold multiplied by the number of directors to be elected by them; i.e., for the purpose of this election, five votes for each share. Each shareholder may cast the whole number of votes for one candidate, or distribute them among two or more candidates. The persons named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

     Your execution of the enclosed proxy will not affect your rights as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.



                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     The Company had outstanding 1,468,934 shares of common stock (the "Common Stock") as of the close of business on March 4, 1997 (the "Record Date"). Only holders of Common stock of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held by him/her, except that in the selection of directors, each holder of Common Stock has cumulative voting rights. Voting on all matters, other than election of directors, submitted for approval by the shareholders at the Meeting will be on a noncumulative basis.

     There are no other classes of voting securities of the Company other than the Common Stock. Representation at the Meeting by the holders of the majority of the outstanding shares of Common Stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

     The following table sets forth, as of the Record Date, information concerning: (a) beneficial ownership of voting securities of the Company by persons who are known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock; (b) beneficial ownership of voting securities of the Company by each director, nominee for director, and by all directors and officers as a group; and (c) the percentage of the total votes held by each person or group described in subparagraphs (a) and (b) immediately above.

                                                Amount and Percentage of
                                                  Beneficial Ownership
                                                ------------------------
     Title            Name and Address of         Number of   Percent of
    of Class            Beneficial Owner           Shares        Class
------------------------------------------------------------------------

     Common      Gregory J. Edwards                  11,000           .7%
     Stock       3109 Rolling Stone Road
                 Oklahoma City, Oklahoma 73120

     Common      Duane L. Femrite                   189,544         12.9%
     Stock       921 E. California Ave.
                 Ontario, California 91761

     Common      William H. Harris, Jr. (2)          51,050          3.5%
     Stock       302 Las Palmaritas
                 Phoenix, Arizona 85021

     Common      Richard A. Krause                  256,983         17.5%
     Stock       921 E. California Ave.
                 Ontario, California 91761

     Common      Robert W. Miller (1)               164,752         11.2%
     Stock       921 E. California Ave.
                 Ontario, California 91761


     Common    All Officers and Directors           673,082         45.8%
     Stock     as a Group (5 persons)

----------------------
(Footnotes on next page)

     All shares are owned either directly or beneficially by the owner named in the table except as otherwise indicated in a footnote below.

     Percentages of class are based on the number of shares of Common Stock outstanding on December 31, 1996. There were 1,468,934 shares of Common Stock outstanding on December 31, 1996.

     None of the officers or directors of the Company has options to acquire any shares of Common Stock of the Company. Messrs. Femrite, Krause and Miller are the only persons known to the Company to beneficially own more than five percent (5%) of its Common Stock.

  The Company knows of no contractual arrangements which may at a subsequent date result in a change in control of the Company.


----------------------
(Footnotes)

(1) Does not include 24,000 shares of Common Stock owned by Mr. Miller's father as to which Mr. Miller disclaims beneficial ownership.

(2) Includes 41,050 shares of Common Stock owned by The Harris Family Irrevocable Trust.


                      NOMINATION AND ELECTION OF DIRECTORS


  The Company's directors are to be elected at each annual meeting of shareholders. The Company's Bylaws authorize between three (3) and seven (7) directors, the exact amount to be determined by the Board. At this Meeting FIVE
(5) directors, making up the entire membership of the Board of the Company, are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting are set forth in the table below and are all recommended by management of the Company. Each of the nominees has consented to serve as a director if elected.

  In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board.

  The FIVE nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of shareholders and until their successors are elected and qualify. Subject to certain exceptions specified below, holders of Common Stock of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes as determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes as they so determine for one person or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate his/her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board. Accordingly, the person named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

  The following tables list the nominees for election as directors and shows certain information concerning each nominee, including the number of shares of Common Stock of the Company beneficially owned, directly or indirectly, by such nominee as of the Record Date:

                                            Principal                      Director
Name                                       Occupation                Age    Since
-----------------------------------------------------------------------------------

Gregory J. Edwards             Director                               52       1990

Duane L. Femrite               President, Chief Executive Officer,    52       1985
                               Chief Financial Officer
                               of the Company

William H. Harris, Jr.         Director                               52       1986

Richard A. Krause              Vice President of the Company          61       1992
                               President, Alger Manufacturing
                               Company, Inc.

Robert W. Miller               Chairman of the Board,                 54       1976
                               Secretary of the Company
-----------------------------------------------------------------------------------



                            Number of Shares       Percent
                                   of                 of
Nominee (1)                 Common Stock (2)        Class
------------------------------------------------------------
Gregory J. Edwards              11,000               .7%

Duane L. Femrite               189,544             12.9%

William H. Harris, Jr.          51,050 (3)          3.5%

Richard A. Krause              256,983             17.5%

Robert W. Miller               164,752 (4)         11.2%
------------------------------------------------------------

(Footnotes on next  page)

----------------------
(Footnotes)


  (1) The Company has a nominating committee for directors of the Board. Management's nominees for election as directors at the Meeting were recommended by the Nominating Committee and approved by the Board of the Company.

  (2) All shares are owned directly by the director named in the table except as otherwise indicated in a footnote below.

  (3) Includes 41,050 shares of Common Stock owned by The Harris Family Irrevocable Trust.

  (4) Does not include 24,000 shares of Common Stock owned by Mr. Miller's father as to which Mr. Miller disclaims beneficial ownership.



  Listed below are descriptions of the business experience for at least the past five years for each director and officer listed in the preceding table. Unless otherwise described below, none of the following persons (i) is related in any way, or (ii) has been involved in certain legal proceedings in the past five years.

GREGORY J. EDWARDS  President and Chief Executive Officer of CASS Corp. ("CASS")
                    since January 1993. CASS owns several manufacturing companies: Nelco Mfg. Corp., a manufacturer of portable shotblasting equipment; Milamar Coatings, Inc., a producer of epoxy coating products used in the industrial and commercial seamless floor coating business; Berry Corp., a manufacturer of equipment for the maintenance and marking of pavement services, specializing in designing and manufacturing joint/crack sealers and thermoplastic melting equipment; and Government Services Division (formerly known as R. T. Nelson Painting Service, Inc.), a government contractor involved with surface preparation and re-coating for U.S. Naval ships and portable landing mats. Between July 1991 and January 1993, Mr. Edwards was self-employed as a financial consultant and investor. Previously, he was an investment banker with Stephens, Inc. of Little Rock, Arkansas from mid-1990 to July 1991.

DUANE L. FEMRITE    President, Chief Executive Officer of the Company since
                    April 1995, Chief Operating Officer from January 1987 to
                    April 1995, and Chief Financial Officer since December 1982.
                    Secretary of the Company from October 1984 to April 1995 and
                    Director of the Company since December 1985. Chairman of the Board and Chief Executive Officer of Alger Manufacturing
                    Co., Inc. since September 1986 and October 1987 respectively.

                          Director of Core Software Technology from November 1993 to March 1995. Mr. Femrite is a Certified Public Accountant.

WILLIAM H. HARRIS, JR.    Account executive with Dean Witter Reynolds, Inc. in
                          Phoenix, Arizona since October 1992. President of Sun
                          Rental and Sales, Inc. a construction equipment sales and rental company located in Yuma, Arizona from July
                          1978 to September 1992.

RICHARD A. KRAUSE         Director and Vice President of the Company since
                          December 1992. President and Chief Operating Officer of Alger Manufacturing Company, Inc. since 1987.

ROBERT W. MILLER          Chairman of the Board since 1976, Chief Executive
                          Officer of the Company from 1976 to April 1995,
                          Corporate Secretary since April 1995, Director and
                          Vice President of Alger Manufacturing Co., Inc. since
                          1986. Director of Image Data Corporation since 1988 and Chief Operating Officer from May 1990 to July
                          1992. Elected Chief Executive Officer of Image Data
                          Corporation on January 7, 1993. Director of Core
                          Software Technology since September 1991. Director of
                          OneCard International since 1988 and elected Chairman and Chief Executive Officer of this company in September 1992.

                          In March 1992 Image Data Corporation filed a bankruptcy petition. Its Plan of Reorganization was confirmed in April 1993 and became effective in 1994.


  Directors of the Company are elected annually. The present term of office of each director will expire at the next annual meeting of shareholders of the Company or at such time as his successor is duly elected and qualifies.

  The Company has a Compensation Committee, Audit Committee, and a Nominating Committee. The Compensation Committee consists of William H. Harris, Gregory Edwards, and Robert W. Miller. The Compensation Committee reviews and makes recommendations for the compensation of the Company's officers. The Audit Committee consists of William H. Harris and Gregory Edwards. The Audit Committee works with the Company's auditors in the preparation of the Company's annual financial statements and report. The Nominating Committee consists of Duane L. Femrite, William H. Harris, and Richard A. Krause. The Nominating Committee reviews and makes recommendations to the Board for director nominees. Outside directors who are members of these committees will receive $50 for each committee meeting attended which takes place on a day on which the full board does not meet. During 1996 each committee held one (1) meeting.

                    APPROVAL OF THE 1997 STOCK OPTION PLAN


   The Board of Directors is requesting that the Company's shareholders approve the Company's 1997 Stock Option Plan (the "1997 Plan"), which was adopted by the Board of Directors on January 18, 1997. The purposes of the 1997 Plan are to attract, reward and retain the best available officers, directors, employees and consultants for the Company and to promote the success of the Company's business. The following discussion is intended only as a summary of the material provisions of the 1997 Plan. Shareholders are encouraged to review the 1997 Plan, included herein as Exhibit A, in its entirety before voting on this proposal.

   The 1997 Plan provides only for grants of "non-qualified stock options" which are not qualified for treatment under Section 422 of the Internal Revenue Code of 1986, as amended. A total of 220,340 shares of Common Stock have been reserved for issuance under the 1997 Plan upon the exercise of stock options which may be granted to employees, officers, directors and consultants of the Company. Because the officers, directors, employees and consultants of the Company who may participate in the 1997 Plan and the amount of their options will be determined by the Board of Directors or its committee in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers, directors, employees and consultants. No person may receive options under the 1997 Plan for more than 30,000 shares in any one fiscal year.

   The Board of Directors may administer the 1997 Plan or the administration of the 1997 Plan may be delegated to a Committee of the Board of Directors (the "Committee"). In addition to determining who will be granted options, the Board or Committee will have the authority and discretion to determine when options will be granted and the number of options to be granted. The Board or Committee also may determine the time or times when each option becomes exercisable, the duration of the exercise period for options and the form or forms of the instruments evidencing options granted under the 1997 Plan, and is empowered to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan.

   The term of each option granted under the 1997 Plan will be established by the Board or Committee at the time of the grant. An option granted under the 1997 Plan may be exercised at such times and under such conditions as determined by the Board or Committee. Except as otherwise provided by the Board or Committee at the time an option is granted, no option granted under the 1997 Plan is transferable other than at death, and each option is exercisable during the life of the optionee only by the optionee. In the event of the death of a person who has received an option, the option generally may be exercised by a person who acquired the option by bequest or inheritance to the extent that such option was exercisable at the date of death.

   The exercise price may not be less than the fair market value of the Common Stock on the date of grant. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the Board or Committee and may consist entirely of cash, check, shares of Common Stock, such other consideration and method of payment permitted by applicable law or any combination of such methods of payment as permitted by the Board or Committee. The Board or Committee has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits, and similar capital changes, the 1997 Plan provides for appropriate adjustments in the number of shares available for option and the number and option prices of shares subject to outstanding options.

   In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation, unless the Board or Committee provides all option holders with the right to immediately exercise all of their options, whether vested or unvested. In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or Committee. In such a situation, the Board or Committee is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested.

   The 1997 Plan will continue in effect until April 1, 2007, unless earlier terminated by the Board of Directors, but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may amend, terminate or suspend the 1997 Plan at any time. Amendments to the 1997 Plan must be approved by shareholders if required by applicable tax, securities or other law or regulation.

   The issuance of shares of Common Stock upon the exercise of options may be subject to registration with the Securities and Exchange Commission of the shares reserved by the Company under the 1997 Plan.

FEDERAL INCOME TAX CONSEQUENCES

   The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.

   Options authorized to be granted under the 1997 Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a non-qualified stock option pursuant to the 1997 Plan until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary compensation income in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a non-qualified stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable as a capital gain. The Company will recognize a deduction at the time of exercise of a non-qualified stock option on the difference between the option price and the fair market value of the shares on the date of grant.

BOARD RECOMMENDATION

   The Board of Directors unanimously recommends a vote FOR approval of the Company's 1997 Stock Option Plan. This proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting, and no options may be granted under the 1997 Plan if this proposal is not approved. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR APPROVAL OF THE 1997 STOCK OPTION PLAN UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                          TRANSACTIONS WITH MANAGEMENT


Loans and Investments in Core Software Technology (CORE) and Image Data
-----------------------------------------------------------------------
Corporation (IDC)
-----------------

        The Company is currently the single largest shareholder of Core Software Technology, a California corporation ("Core"), owning 3,132,570 shares of the issued and outstanding common stock of Core, representing approximately 27.8% of the issued and outstanding shares of Core's capital stock (assuming the options to purchase additional shares of the capital stock of Core owned by the Company and others are not exercised). As a condition to a closing of a private placement of the common stock of Core for gross proceeds to Core of $4,705,000 which closing occurred during April and May 1994 (the "Core Private Placement"), the original shareholders of Core agreed to deposit certain shares of the common stock of Core owned by them into escrow. Accordingly, an aggregate of 1,426,150 of the 3,132,570 shares of the common stock of Core owned by the Company are currently held in an escrow account. All of the escrowed shares will be released from escrow if Core meets a certain minimum pretax income requirement in 1997. Core failed to meet this minimum pretax income requirement in 1994, 1995 and 1996, and there can be no assurance that Core will meet this pretax income requirement in the future. If such minimum pretax income requirements are not reached by April 30, 1998, all shares held in the escrow account will be canceled and returned to Core and the Company shall have no further rights with respect to those shares.

        Core is the developer and marketer of an on-line geospatial (image, cartographic, & demographic) information indexing and distribution system and service, known as ImageNet. Core develops and distributes proprietary client-server and application software but primarily uses its software products as a delivery vehicle for ImageNet services. Through the global implementation of ImageNet, Core seeks to control the channel for distribution of geospatial information products worldwide. As a single source access vehicle for such information, the value and utility of ImageNet is a function of content.

        Core is attempting to build, a worldwide, on-line database and distribution infrastructure consisting of commercial and public data providers, existing international distributors, satellite ground receiving stations, and value added companies. ImageNet addresses the information access requirements of an international public policy movement to maximize the benefits of existing scientific and geographic information and analysis tools.

        The Company has also provided a portion of the working capital requirements of Core during fiscal 1996, in the form of a series of loans to Core in the aggregate principal amount of $149,739. The Company accounts for its investment in Core using the equity method of accounting which requires the Company to record its share of Core's earnings or losses. During fiscal 1996, the Company reduced the loans to zero because of losses incurred by Core.

        Robert W. Miller, the Chairman of the Board of the Company, has served on the Board of Directors of Core since its formation and on the Board of Directors of Image Data Corporation ("IDC"), Core's predecessor, since 1988. Until July 1992 Mr. Miller was the Chief Operating Officer of IDC. Mr. Miller is currently serving as Chief Executive Officer of IDC.

Duane L. Femrite, the President and Chief Executive Officer of the Company, served on the Board of Directors of Core from November 1993 to March 1995. Mr. Miller as a director of Core, and Mr. Femrite during his tenure, were entitled to receive $500 per month and $1000 per board meeting attended and each committee meeting not held in conjunction with a board meeting. In addition, they were to be reimbursed for all business related expenses associated with their duties as a director of Core. During 1995 and 1996, all director fees payable to Mr. Miller and Mr. Femrite from Core was deferred.

        Mr. Miller has entered into a consulting agreement with Core, effective January 1, 1995, wherein Mr. Miller has agreed to provide services to Core relating to financial, investor, capital raising and general business matters arising out of Core's on-going restructuring, recapitalization and financing efforts. In exchange for Mr. Miller's services, Core has agreed to pay Mr. Miller a fixed fee of $50,000 for the calendar year 1995 and $5,000 per month commencing January 1, 1996. None of the foregoing amounts has been paid. All amounts due pursuant to the consulting agreement will be paid, if at all, only from proceeds raised in any major refinancing of Core or profits, if any, generated in connection with Core's future business operations. Additionally, Mr. Miller will receive a commission of one-half of one percent of any funds raised for the company through his personal activities. There are currently no commissions due to Mr. Miller for fundraising activities. Mr. Miller has assigned the right to receive said fees and commissions to R & D Financial a California general partnership of which Messrs. Miller and Femrite are the general partners.

        Mr. Miller was to have received $4,000 per month from IDC with respect to his services rendered to IDC in accordance with IDC's confirmed Plan of Reorganization, commencing in April 1993, but has received no compensation to date. Such compensation may be paid to Mr. Miller in the future.

        Mr. Femrite and Mr. Miller have a beneficial ownership interest in 242,986 shares of the common stock of Core owned by R&D. In addition, R&D holds stock options entitling it to purchase an additional 122,000 shares of Core common stock at a price of $1 per share. Mr. Miller has a beneficial ownership interest in 23,929 additional shares of the common stock of Core as well as options to purchase 46,887 shares of the common stock of Core at $1 per share.

        The Internal Revenue Service ("IRS") has served Mr. Miller personally with a Notice of Levy with respect to approximately $400,000 in taxes and penalties purportedly owed by IDC. In connection therewith, the IRS has collected approximately $36,000 from Mr. Miller and currently collects $500 per month from Mr. Miller. Mr. Miller has advised the Company that he disputes the IRS levy and responsibility for payment of IDC's taxes. In connection with Core's previous acquisition of the assets of IDC, Core agreed to indemnify and hold Mr. Miller harmless from and against any liabilities relating to or arising out of IDC's business, including, without limitation, taxes and penalties owed by IDC to the IRS. Mr. Miller is seeking indemnification against Core arising out of the IRS Notice of Levy against Mr. Miller for taxes and penalties purportedly owed to the IRS by IDC.

        On September 7, 1995, the Company made a loan to Mr. Miller in the principal amount of $25,000. During 1996 the loan was increased to $40,000.
The loan bears interest at the rate of 10% per annum and is secured by 25,000 shares of the common stock of Registrant. The loan is due and payable, together with accrued interest thereon in March 1997.

                    REMUNERATION OF OFFICERS AND DIRECTORS


Executive Compensation
----------------------

        The following table sets forth all plan and non-plan compensation awarded to, earned by, or paid to the Company's four most highly compensated executive officers, each of whose annual salary and bonus was in excess of $100,000 and to the Company's Chief Executive Officer regardless of compensation level, for services to the Company during the three fiscal years ended October 31, 1996.

                              ANNUAL COMPENSATION
                              -------------------

 Name and Principal
     Position                      Year      Salary     Bonus     Other (1)
---------------------------------------------------------------------------
 Duane L. Femrite                  1996      $133,308   $44,000   $2,162
  President, Chief Executive       1995       129,038    10,000    3,826
  Officer and Chief Financial      1994       125,000    24,000    3,124
  Officer

 Richard A. Krause                 1996      $145,308   $52,328   $3,750
  Vice President and               1995       141,673    41,066    4,748
  President of Alger               1994       125,000    48,283    3,732
  Manufacturing Co., Inc.

 Robert W. Miller                  1996      $136,498   $44,000   $1,432
  Chairman of the Board            1995       125,000    10,000    1,250
  Corporate Secretary              1994       125,000    24,000    1,250

  (Footnotes)

  (1) Other compensation includes contributions made to the Company's 401-K Plan. Does not include use of automobile paid for by the Company.

Employment Agreements
---------------------

  Effective January 1, 1991, the Company entered into written employment agreements with Robert W. Miller, as Chairman of the Board and Chief Executive Officer, and Duane L. Femrite, as President, Chief Operating Officer, Chief Financial Officer, and Secretary of the Company. Effective January 1, 1993, Alger entered into a written agreement with

Richard A. Krause as President and Chief Operating Officer. Each of the employment agreements are identical as to their terms except for the description of the duties which each employee is to provide.

  Each agreement is for an initial term of five (5) years, renewable automatically for additional one (1) year periods unless either the employee, the Company, or Alger wishes to terminate it. The employment agreements for Robert W. Miller and Duane L. Femrite were automatically renewed on January 1, 1997, for an additional year.

  The agreements provide that the salaries of the employees shall be determined by the Board of Directors but may not be less than the salary paid in the preceding year. Each employee shall be entitled to the use of an automobile at the Company's expense and shall be entitled to all benefits and perquisites available to the Company's other employees.

  If the agreement terminates because of the death of the employee, then the employee's heirs and/or successors shall continue to receive the employee's salary, monthly, for a period of twelve (12) months. If the agreement should terminate for any reason other than cause or death of the employee, including, without limitation, employee's voluntary termination, the Company shall pay the employee a lump sum payment equal to employee's then monthly salary multiplied by the number of years during which the employee was employed by the Company, or Alger, as the case may be, prorated for any partial year of employment. Payment is limited to twenty-four (24) years of employment.

  The agreements permit the employee to engage in other employment or business opportunities provided that such outside activities do not interfere with employee carrying out his duties to the Company, are not competitive with the Company, and do not result in employee breaching any of his fiduciary obligations to the Company or its shareholders.


Directors' Remuneration
-----------------------

  Outside Directors are to receive fees of $300 per month and $500 per meeting attended. In 1994 the Board established a Nominating Committee, which Committee is charged with the responsibility of nominating a slate of candidates to serve as directors of the Company. Outside directors on the Compensation Committee, Audit Committee, and Nominating Committee receive $50 for each meeting attended when such committee meetings are held on a day which the full Board does not meet. The Audit Committee, Nominating Committee, and Compensation Committee met once in 1996.

  Non-employee directors of Alger receive directors' fees for serving as directors and for meetings attended. Certain directors of the Company are also directors of Alger.

                             SHAREHOLDER PROPOSALS

          Shareholders who wish to present proposals for action at the 1998 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals of shareholders intended to be presented at the 1998 Annual Meeting (a) must be received by the Secretary no later than December 20, 1997, for inclusion in next year's proxy statement and proxy card, and (b) must satisfy the applicable conditions established by the Securities and Exchange Commission for shareholder proposals.


     COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934


          Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. To the Company's best knowledge, all the Company's directors, executive officers, and persons owning more than 10% of the Company's Common Stock filed all required reports required by section 16 (a) on a timely basis.


                         ANNUAL REPORT TO SHAREHOLDERS

          The Company's Annual Report to shareholders for the fiscal year ended October 31, 1996 (the "Annual Report"), which includes audited financial statements and schedules thereto, is being mailed with this Proxy Statement to stockholders as of the Record Date. The Annual Report to the shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                                 OTHER MATTERS

          The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

                    FORM 10-KSB AND EXHIBITS TO FORM 10-KSB

     Copies of the Company's Form 10-KSB and the exhibits to the Company's Form 10-KSB for the fiscal year ended October 31, 1996, as filed with the Securities and Exchange Commission, will be furnished to any person from whom the accompanying proxy is solicited upon written request to the Company's Secretary at Athanor Group, Inc., 921 East California Avenue, Ontario, California 91761. A copying charge of $.25 per page will be made for each page of the exhibits requested.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Duane L. Femrite
                                       President

Ontario, California
March 11, 1997



     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                      ATHANOR GROUP, INC. (the "Company")
                      1997 STOCK OPTION PLAN (the "Plan")

                           1.  PURPOSES OF THE PLAN

  The purpose of this 1997 Stock Option Plan is to place the Company in a position to attract, reward and retain the best available officers, directors, employees and consultants, and to promote the success of the Company's business. Options granted hereunder shall only be "Nonqualified Stock Options," as defined below.

                                 2.  DEFINITIONS

  As used herein, the following definitions shall apply:

     (a) "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean a committee appointed by the Board in accordance with Section 4.(a) of the Plan.

     (e)  "Common Stock" shall mean the Common Stock of the Company.

     (f)  "Company" shall mean Athanor Group, Inc.

     (g) "Consultant" shall mean any person who is engaged by the Company or its Subsidiary to render consulting services and is compensated for such consulting services.

     (h) "Director" shall mean a member of the Board of the Company or its Subsidiary.

     (i) "Employee" shall mean any person, including Officers and Directors, employed by the Company or its Subsidiary.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (l) "Notice of Grant" shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

     (m) "Officer" shall mean a person who is an officer of the Company or its Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (n)  "Option" shall mean a stock option granted pursuant to the Plan.

     (o) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (p)  "Optioned Stock" shall mean the Common Stock subject to an Option.

     (q) "Optionee" shall mean an Officer, Director, Employee or Consultant who receives an Option.

     (r)  "Plan" shall mean this 1997 Stock Option Plan.

     (s) "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (t) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (u)  "Subsidiary" shall mean a "Alger Manufacturing Company, Inc."


                         3.  STOCK SUBJECT TO THE PLAN

  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned under the Plan is 220,340 shares of Common Stock. The Shares shall be authorized, but unissued, Common Stock.

  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.


                        4.  ADMINISTRATIVE OF THE PLAN

  (a)  PROCEDURE.

       (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO
SECTION 16(b). With respect to Option grants made to Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by
(A) the Board, if the Board may administer the

Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules, if any, governing a plan intended to qualify as a discretionary Plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

       (ii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable corporate and securities laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws.

  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

       (i)  to grant Nonqualified Stock Options;


       (ii) to determine, upon review of relevant information and in accordance with Section 8.(b) of the Plan, the fair market value of the Common
  Stock;

       (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8.(a) of the Plan;

       (iv) to determine the Officers, Directors, Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

       (v) to interpret the Plan;

       (vi) to prescribe, amend and rescind rules and regulations relating to the Plan;

       (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

       (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

       (ix) to accelerate or defer (with the consent of the Optionee) the vesting restrictions applicable to Options granted under the Plan;

       (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or authorized by the Board;

       (xi) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;

       (xii) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant;

       (xiii) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or thereafter;

       (xiv) to approve forms of agreement for use under the Plan;

       (xv) to reduce the exercise price of any Option to the then current fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

       (xvi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

       (xvii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

  (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                                 5.  ELIGIBILITY

  (a) PERSONS ELIGIBLE. Options may be granted to Officers, Directors, Employees and Consultants. An Officer, Director, Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

  (b) NO RIGHT TO CONTINUED EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of an employment or a consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

  (c) OTHER LIMITATIONS. The following limitations shall apply to grants of options to employees:

       (i) No Person eligible hereunder shall be granted, in any fiscal year of the Company, Options to purchase more than 30,000 Shares.

       (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
  Section 11.

       (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option shall be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                               6.  TERM OF PLAN

  The Plan shall be come effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in
Section 17 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 13 of the Plan.

                              7.  TERM OF OPTION

  The term of each Option shall be stated in the Notice of Grant.

                     8.  EXERCISE PRICE AND CONSIDERATION

  (a) Exercise Price.  The per-Share exercise price for the Shares to be issued
      --------------
pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall not be less than the fair market value of the common stock on the date of grant.

  (b) Fair Market Value. The fair market value per Share shall be determined by
      -----------------
the Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock for the last market trading day prior to the date of grant of the Option as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange for the last market trading day prior to the date of grant of the Option as reported in The Wall Street Journal.

  (c) Consideration.  The consideration to be paid for the Shares to be issued
      -------------
upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of:

      (i)   cash;

      (ii)  check;

      (iii) transfer to the Company of Shares which

            (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and

            (B) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares to be acquired;

      (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

      (v) delivery of instructions to the Company to withhold from the Shares that would otherwise be issued on the exercise that number of Shares having a fair market value at the time of such exercise equal to the Option exercise price;

      (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock option plans and issuances of capital stock under applicable corporate and securities laws, or

      (vii) any combination of the foregoing methods of payment.

  If the fair market value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check.

                            9.  EXERCISE OF OPTION

  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

  An Option may not be exercised for a fraction of a Share.

  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and Section 8.(c) of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate was issued, except as provided in Section 11 of the Plan.

  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified therein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (c) RULE 16B-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  (d) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                      10.  NONTRANSFERABILITY OF OPTIONS

  Except as otherwise specifically provided in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

           11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

  (a) CHANGES IN CAPITALIZATION; Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option.

  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including shares as to which the Option would not otherwise be exercisable.

  (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the optioned stock, including shares as to which the Option would not otherwise be exercisable. If the administrator makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                         12.  TIME OF GRANTING OPTIONS

  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

                  13.  AMENDMENT OF TERMINATION OF THE PLAN.

  (a) AMENDMENT AND TERMINATION. The Plan will continue in effect until April 1, 2007, provided, however, that the Board may amend or terminate the Plan from time to time as the Board may deem advisable.

  (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

  (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

                    14.  CONDITIONS UPON ISSUANCE OF SHARES

  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                          15.  RESERVATION OF SHARES

  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                          16.  LIABILITY OF COMPANY.

  (a) INABILITY TO OBTAIN AUTHORITY. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

                           17.  STOCKHOLDER APPROVAL

  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

PROXY                         ATHANOR GROUP, INC.
                           921 East California Avenue
                           Ontario, California 91761

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Duane L. Femrite as Proxy, with the power to appoint his substitute and with full power to act alone, and hereby authorizes him to represent and vote as designated below, all the shares of Common Stock of Athanor Group, Inc. held of record by the undersigned on March 4, 1997 at the Annual Meeting of Shareholders to be held on April 11, 1997. If authority to vote the shares is granted by the undersigned, the shares may be voted cumulatively by the proxy holder for less than all the nominees for director.

1. ELECTION OF DIRECTORS:                  [_] WITHHOLD AUTHORITY to vote for
      [_] FOR all nominees listed below        all nominees listed below
          (except as marked to the
          contrary below)



(INSTRUCTION: to withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

[_] Robert W. Miller  [_] Duane L. Femrite [_] Richard A. Krause [_] Gregory J. Edwards [_] William H. Harris, Jr.

2. APPROVAL of 1997 Stock Option Plan:

             [_] FOR             [_] AGAINST          [_] ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)



  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1 AND FOR APPROVAL OF 1997 STOCK OPTION PLAN LISTED IN PROPOSAL 2.


                                                Dated: __________________, 1997

                                                _______________________________
                                                           Signature

                                                _______________________________
                                                   Signature if held jointly

                                                Please sign exactly as name
                                                appears to the left. When
                                                shares are held by joint
                                                tenants, both should sign.
                                                When signing as attorney,
                                                executor, administrator,
                                                trustee, or guardian, please
                                                give full title as such. If a
                                                corporation, please sign in
                                                full corporate name by
                                                President or other authorized
                                                officer. If a partnership,
                                                please sign in partnership
                                                name by authorized person.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE